UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                 Investment Company Act file number: 811-00041
                 ---------------------------------------------

                    GENERAL AMERICAN INVESTORS COMPANY, INC.

--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

              100 Park Avenue, 35th Floor, New York, New York 10017
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Eugene S. Stark
                    General American Investors Company, Inc.
                              100 Park Avenue
                                35th Floor
                         New York, New York  10017
                  (Name and address of agent for service)

                                    Copy to:
                           John E. Baumgardner, Jr., Esq.
                             Sullivan & Cromwell LLP
                                125 Broad Street
                            New York, New York 10004


        Registrant's telephone number, including area code: 212-916-8400

Date of fiscal year end:  December 31

Date of reporting period: December 31, 2007

ITEM 1.  REPORTS TO STOCKHOLDERS.


                                     GENERAL
                                     AMERICAN
                                    INVESTORS

                                      2007
                                     ANNUAL
                                     REPORT

                    GENERAL AMERICAN INVESTORS COMPANY, INC.

Established in 1927, the Company is a closed-end investment company listed on the New York Stock Exchange. Its objective is long-term capital appreciation through investment in companies with above average growth potential.


   FINANCIAL SUMMARY (unaudited)
-------------------------------------------------------------------------------------
                                                      2007                   2006
                                                 -------------         --------------
   Net assets applicable to Common Stock -
      December 31                               $1,202,922,969         $1,199,453,088
   Net investment income                             9,782,623             10,007,624
   Net realized gain                               175,785,885             86,176,349
   Net increase (decrease) in unrealized
     appreciation                                  (71,533,458)            51,196,338
   Distributions to Preferred Stockholders         (11,900,000)           (11,900,000)

   Per Common Share-December 31
      Net asset value                                   $38.10                 $40.54
      Market price                                      $34.70                 $37.12
   Discount from net asset value                          -8.9%                  -8.4%

   Common Shares outstanding-Dec. 31                31,573,058             29,589,198
   Common Stockholders of record-Dec. 31                 3,891                  4,006
   Market price range* (high-low)                $43.87-$32.69          $39.47-$34.80
   Market volume-shares                              7,110,734              6,313,300
   *Unadjusted for dividend payments.

   DIVIDEND SUMMARY (per share) (unaudited)
-------------------------------------------------------------------------------------
                                               Ordinary        Long-Term
   Record Date             Payment Date         Income        Capital Gain     Total
   ------------            ------------       ---------       ------------   --------
   Common Stock
   Nov. 16, 2007           Dec. 27, 2007    $.709475 (a)       $5.040525      $5.750000
   Jan. 28, 2008           Feb. 11, 2008     .005815             .209479        .215294
                                            --------           ---------      ---------
      Total from 2007 earnings              $.715290           $5.250004      $5.965294
                                            ========           =========      =========

   Nov. 10, 2006           Dec. 21, 2006    $.333952           $2.666048      $3.000000
                                            ========           =========      =========
      From 2006 earnings

     (a) Includes short-term gains in the amount of $.009262 per share.


   Preferred Stock

   Mar. 7, 2007            Mar. 26, 2007    $.045885            $.325990       $.371875
   Jun. 7, 2007            Jun. 25, 2007     .045885             .325990        .371875
   Sept. 7, 2007           Sept. 24, 2007    .045885             .325990        .371875
   Dec. 7, 2007            Dec. 24, 2007     .045885             .325990        .371875
                                            --------           ---------      ---------
      Total for 2007                        $.183540 (b)       $1.303960      $1.487500
                                            ========           =========      =========

     (b) Includes short-term gains in the amount of $.002396 ($.000599 per quarter).

   Mar. 7, 2006            Mar. 24, 2006    $.039403            $.332472       $.371875
   Jun. 7, 2006            Jun. 26, 2006     .039403             .332472        .371875
   Sept. 7, 2006           Sept. 25, 2006    .039403             .332472        .371875
   Dec. 7, 2006            Dec. 26, 2006     .039403             .332472        .371875
                                            --------           ---------      ---------
      Total for 2006                        $.157612           $1.329888      $1.487500
                                            ========           =========      =========


                    General American Investors Company, Inc.
                       100 Park Avenue, New York, NY 10017
                          (212) 916-8400 (800) 436-8401
                       E-mail: InvestorRelations@gainv.com
                        www.generalamericaninvestors.com

1   TO THE STOCKHOLDERS
--------------------------------------------------------------------------------
    General American Investors

The U.S. stock market rose for a fifth consecutive year, gaining 5.4% in the 12 months ended December 31, 2007, as measured by our benchmark, the Standard & Poor's 500 Stock Index (including income). General American Investors' net asset value (NAV) per Common Share (assuming reinvestment of all dividends) increased 8.0%. The return to our Common Stockholders was 8.7%. At year end, the discount at which our shares trade to their NAV was 8.9%.

The table that follows, which compares our returns on an annualized basis with the S&P 500, now includes fifty years of data, illustrating that over many years General American has produced superior investment results.

Years     Stockholder Return   S&P 500
--------------------------------------
 3              14.2%            8.5%
 5              15.6            12.7
10              13.0             5.9
20              16.6            11.8
30              17.0            12.9
40              13.1            10.5
50              12.6            11.0


The share repurchase program, a part of our ongoing effort to maximize NAV, continues. In 2007, the Company purchased 763,600 of its Common Shares on the open market at an average discount to NAV of 10.4%. The Board of Directors has authorized repurchases of Common Shares when they are trading at a discount to NAV in excess of 8%.

While the market rallied for the fifth year in succession last year, facilitating respectable portfolio gains, returns became more volatile as the year progressed, with peak-to-trough declines of over ten percent in the third and fourth quarters. Earlier in the year, the economy, jobs and profits all expanded meaningfully despite weakness in housing and nascent subprime loan difficulties. Although the price of oil and other commodities was moving higher, inflation appeared to be contained, while on balance, dollar weakness had a favorable influence on U.S. companies with operations overseas, and on the trade deficit. As the year progressed, however, the economy slowed noticeably in the face of weakening demand. The one-two punch of rising energy costs and declining house prices eroded purchasing power while requiring a higher rate of savings from what remained.

By year end contraction was evident, with the unemployment rate approaching 5% and recession a distinct possibility. What began in the housing market, with loans to marginal borrowers who couldn't service their debt, spread to all manner of complex financing transactions leading to the tightening of lending standards and credit availability as bank capital shrank. Deals could no longer be financed on advantageous terms, and the equity market faltered despite valuations that seemed reasonable.

The new year has begun inauspiciously. Broad weakness in equities appears to reflect concern that the current slowdown in U.S. growth is likely to extend at least through the first half of the year. Even in the absence of a recession, defined as two successive quarters of negative GDP growth, consumer spending, housing, credit growth and corporate profits are all likely to experience degrees of weakness. The lending landscape has changed, and it may take time to restore liquidity and confidence in the banking system and financial markets. An accommodative Federal Reserve, and some degree of fiscal stimulus, together with improvement in net exports should help, but a relatively lengthy period of tepid demand growth, sluggish earnings and modest equity returns appears to be the most realistic prospect.

On a longer term basis, the case for equities remains intact. With 95% of those who want jobs still employed, consumer spending, the main driver of economic activity, is likely to continue to grow. Corporate balance sheets are in relatively good shape and can support growth despite the current difficulties in the financial sector. Worldwide, liquidity is abundant and the U.S. should remain a destination of choice for capital undergirding distressed assets and supporting appreciation.

Information about the Company, including our investment objectives, operating policies and procedures, investment results, record of dividend payments, financial reports and press releases, etc., is available on our website, which can be accessed at www.generalamericaninvestors.com.

By Order of the Board of Directors,

Spencer Davidson
Chairman of the Board
President and Chief Executive Officer
January 16, 2008

2  THE COMPANY
--------------------------------------------------------------------------------
   General American Investors

                               Corporate Overview

General American Investors, established in 1927, is one of the nation's oldest closed-end investment companies. It is an independent organization that is internally managed. For regulatory purposes, the Company is classified as a diversified, closed-end management investment company; it is registered under and subject to the Investment Company Act of 1940 and Sub-Chapter M of the Internal Revenue Code.

                               Investment Policy

The primary objective of the Company is long-term capital appreciation. Lesser emphasis is placed on current income. In seeking to achieve its primary objective, the Company invests principally in common stocks believed by its management to have better than average growth potential.

The Company's investment approach focuses on the selection of individual stocks, each of which is expected to meet a clearly defined portfolio objective. A continuous investment research program, which stresses fundamental security analysis, is carried on by the officers and staff of the Company under the oversight of the Board of Directors. A listing of the directors with their principal affiliations, showing a broad range of experience in business and financial affairs, is on the inside back cover.

                                Portolio Manager

Mr. Spencer Davidson, Chairman of the Board, President and Chief Executive Officer, has been responsible for the management of General American since August 1995. Mr. Davidson, who joined the Company in 1994 as senior investment counselor, has spent his entire business career on Wall Street since first joining an investment and banking firm in 1966.

                               "GAM" Common Stock

As a closed-end investment company, General American Investors does not offer its shares continuously. The Common Stock is listed on The New York Stock Exchange (symbol, GAM) and can be bought or sold with commissions determined in the same manner as all listed stocks. Net asset value is computed and published on the Company's website daily (on an unaudited basis) and is also furnished upon request. It is also available on most electronic quotation services using the symbol "XGAMX." The figure for net asset value per share, together with the market price and the percentage discount or premium from net asset value as of the close of each week, is published in Barron's and The Wall Street Journal.

The ratio of market price to net asset value has shown variation over a long period of time. While shares of GAM usually sell at a discount from their underlying net asset value, as do the shares of most other domestic equity closed-end investment companies, they occasionally sell at a premium over net asset value. During 2007, the stock sold at discounts from net asset value which ranged from 4.3% (November 5) to 13.1% (August 16). At December 31, the price of the stock was at a discount of 8.9% as compared with a discount of 8.4% a year earlier.

                           "GAM Pr B" Preferred Stock

On September 24, 2003, the Company issued and sold in an underwritten offering 8,000,000 shares of its 5.95% Cumulative Preferred Stock, Series B with a liquidation preference of $25 per share ($200,000,000 in the aggregate).

The Preferred Shares are noncallable prior to September 24, 2008, are rated "Aaa" by Moody's Investors Service, Inc. and are listed and traded on The New York Stock Exchange (symbol, GAM Pr B).

3  THE COMPANY
--------------------------------------------------------------------------------
   General American Investors

The preferred capital is available to leverage the investment performance of the Common Stockholders. As is the case for leverage in general, it may also result in higher market volatility for the Common Stockholders.

                        Dividend and Distribution Policy

The Company's dividend and distribution policy is to distribute to stockholders before year-end substantially all ordinary income estimated for the full year and capital gains realized during the ten-month period ended October 31 of that year. If any additional capital gains are realized or ordinary income is earned during the last two months of the year, a "spill-over" distribution of these amounts will be paid early in the following year to Common Stockholders. Dividends and distributions on shares of Preferred Stock are paid quarterly.
Distributions from capital gains and dividends from ordinary income are allocated proportionately among holders of shares of Common Stock and Preferred Stock.

Dividends from income have been paid continuously on the Common Stock since 1939 and capital gain distributions in varying amounts have been paid for each of the years 1943-2007 (except for the year 1974). (A table listing dividends and distributions paid during the 20-year period 1988-2007 is shown at the bottom of page 6.) To the extent that shares can be issued, dividends and distributions are paid to Common Stockholders in additional shares of Common Stock unless the stockholder specifically requests payment in cash. Spill-over dividends and distributions of nominal amounts are generally paid in cash.

                  Proxy Voting Policies, Procedures and Record

The policies and procedures used by General American Investors to determine how to vote proxies relating to portfolio securities and the Company's proxy voting record for the 12-month period ended June 30, 2007 are available: (1) without charge, upon request, by calling the Company at its toll-free number
(1-800-436-8401),       (2)      on      the      Company's      website      at
www.generalamericaninvestors.com and (3) on the Securities and Exchange Commission's website at www.sec.gov.

                              Direct Registration

The Company makes available direct registration for its Common Shareholders. Direct registration, which is an element of the Investors Choice Plan administered by our transfer agent, is a system that allows for book-entry ownership and electronic transfer of our Common Shares. Accordingly, when Common Shareholders, who hold their shares directly, receive new shares resulting from a purchase, transfer or dividend payment, they will receive a statement showing the credit of the new shares as well as their Plan account and certificated share balances. A brochure which describes the features and benefits of the Investors Choice Plan, including the ability of shareholders to deposit certificates with our transfer agent, can be obtained by calling American Stock Transfer & Trust Company at 1-800-413-5499, calling the Company at 1-800-436-8401 or visiting our website: www.generalamericaninvestors.com - click on Distribution & Reports, then Report Downloads.

                          Privacy Policy and Practices

General American Investors collects nonpublic personal information about its customers (stockholders) with respect to their transactions in shares of the Company's securities but only for those stockholders whose shares are registered in their names. This information includes the stockholder's address, tax identification or Social Security number and dividend elections. We do not have knowledge of, nor do we collect personal information about, stockholders who hold the Company's securities at financial institutions in "street name" registration.

We do not disclose any nonpublic personal information about our current or former stockholders to anyone, except as permitted by law. We also restrict access to nonpublic personal information about our stockholders to those few employees who need to know that information to perform their responsibilities. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard our stockholders' personal information.

4  INVESTMENT RESULTS  (UNAUDITED)
--------------------------------------------------------------------------------
   General American Investors

"Total return on $10,000 investment for 20 years ended December 31, 2007"

The investment  return for a Common  Stockholder of General  American  Investors
(GAM) over the 20 years ended December 31, 2007 is shown in the table below and in the accompanying chart. The return based on GAM's net asset value (NAV) per Common Share in comparison to the change in the Standard & Poor's 500 Stock Index (S&P 500) is also displayed. Each illustration assumes an investment of $10,000 at the beginning of 1988.

THE STOCKHOLDER RETURN is the return a Common Stockholder of GAM would have achieved assuming reinvestment of all dividends and distributions at the actual reinvestment price and of all cash dividends at the average (mean between high and low) market price on the ex-dividend date.

THE GAM NET ASSET VALUE (NAV) RETURN is the return on shares of the Company's Common Stock based on the NAV per share, including the reinvestment of all dividends and distributions.

THE S&P 500 RETURN is the time-weighted total rate of return on this widely-recognized, unmanaged index which is a measure of general stock market performance, including dividend income.

The results illustrated are a record of past performance and may not be indicative of future results.

                              GENERAL AMERICAN INVESTORS
              -------------------------------------------------------     STANDARD & POOR'S 500
                 STOCKHOLDER RETURN         NET ASSET VALUE RETURN                RETURN
              ------------------------    ---------------------------   ------------------------------
              CUMULATIVE       ANNUAL       CUMULATIVE      ANNUAL       CUMULATIVE          ANNUAL
              INVESTMENT       RETURN       INVESTMENT      RETURN       INVESTMENT          RETURN
             -------------------------    ---------------------------   ------------------------------
     1988       $12,126         21.26%         $11,757       17.57%         $11,653           16.53%
     1989        18,019         48.60           16,208       37.86           15,338           31.62
     1990        18,740          4.00           17,293        6.69           14,864           -3.09
     1991        34,669         85.00           27,857       61.09           19,382           30.40
     1992        39,793         14.78           28,845        3.55           20,853            7.59
     1993        33,458        -15.92           28,341       -1.75           22,964           10.12
     1994        30,828         -7.86           27,564       -2.74           23,255            1.27
     1995        37,370         21.22           34,064       23.58           31,976           37.50
     1996        44,650         19.48           40,866       19.97           39,302           22.91
     1997        63,661         42.58           53,964       32.05           52,401           33.33
     1998        83,594         31.31           72,927       35.14           67,362           28.55
     1999       116,379         39.22           99,472       36.40           81,481           20.96
     2000       138,608         19.10          117,019       17.64           74,074           -9.09
     2001       144,610          4.33          115,615       -1.20           65,267          -11.89
     2002       105,261        -27.21           89,000      -23.02           50,817          -22.14
     2003       133,692         27.01          113,386       27.40           65,330           28.56
     2004       145,444          8.79          125,145       10.37           72,379           10.79
     2005       170,751         17.40          145,418       16.20           75,875            4.83
     2006       199,403         16.78          163,217       12.24           87,757           15.66
     2007       216,791          8.72          176,291        8.01           92,505            5.41

5   INVESTMENT RESULTS  (UNAUDITED)
--------------------------------------------------------------------------------
    General American Investors

[CAPTION]
[Line graph with heading "20-YEAR INVESTMENT RESULTS ASSUMING AN INITIAL INVESTMENT OF $10,000" at top left hand side. The vertical axis is to the right side of the page and is labeled "CUMULATIVE VALUE OF INVESTMENT." The axis range is from $0 to $240,000 in $20,000 increments. The horizontal axis, on the bottom of the page, consists of the years 1988 through 2007 in one year increments. Within the graph are three lines. The first line represents GAM Stockholder Return. The second line represents GAM Net Asset Value Return, and the third line represents the return of the S&P 500 Stock Index. The data points for the lines are derived from the columns labeled "Cumulative Investment" from the table on the preceding page. Also, embedded in upper left portion of the graph is a table which appears as follows:]

         COMPARATIVE ANNUALIZED INVESTMENT RESULTS
         -----------------------------------------
    YEARS ENDED         STOCKHOLDER      GAM NET       S&P 500
 DECEMBER 31, 2007         RETURN       ASSET VALUE   STOCK INDEX
------------------------------------------------------------------
     1 year                 8.7%           8.0%           5.4%
     5 years               15.6           14.7           12.7
    10 years               13.0           12.6            5.9
    15 years               12.0           12.8           10.4
    20 years               16.6           15.4           11.8

6  MAJOR STOCK CHANGES*: THREE MONTHS ENDED DECEMBER 31, 2007 (UNAUDITED)
--------------------------------------------------------------------------------
   General American Investors

                                                                                      SHARES OR
                                                                SHARES OR         PRINCIPAL AMOUNT HELD
INCREASES                                                    PRINCIPAL AMOUNT       DECEMBER 31, 2007
------------------------------------------------------------------------------------------------------------------------------------

NEW POSITIONS

     NetEase.com, Inc.                                               -                      245,000

ADDITIONS

     The Allstate Corporation                                     15,000                    290,000
     American International Group, Inc.                           40,000                    365,000
     Carpenter Technology Corporation                             10,000                    321,000
     Fidelity National Financial, Inc.                           350,000                  1,250,000
     THQ Inc.                                                     50,000                    365,000


DECREASES
------------------------------------------------------------------------------------------------------------------------------------

ELIMINATIONS

     Ameriprise Financial, Inc.                                   60,000                         -
     Annuity and Life Re (Holdings), Ltd.                        275,000                         -
     Avaya Inc.                                                   90,000                         -
     Bank of America Corporation                                 200,000                         -
     Intermec, Inc.                                              130,000                         -

REDUCTIONS

     Berkshire Hathaway Inc. Class A                                  60                       215
     Biogen Idec Inc.                                             10,000                    90,000
     CEMEX, S.A. de C.V. ADR                                      54,621                 2,225,862
     Cytokinetics, Incorporated                                   75,000                   529,900
     Dell Inc.                                                    50,000                 1,500,000
     Everest Re Group, Ltd.                                       10,000                   340,000
     General Motors Nova Scotia Finance Company
        6.85% Guaranteed Notes Due 10/15/08                   $5,500,000               $19,500,000
     Lamar Advertising Company Class A                            75,900                   324,100
     Nestle S.A.                                                   2,500                    42,500
     Novo Nordisk B                                              180,000                   190,000
     PartnerRe Ltd.                                               20,000                   290,000
     Patterson-UTI Energy, Inc.                                  300,000                   700,000
     PepsiCo, Inc.                                                25,000                   225,000
     Sprint Nextel Corporation                                   405,000                   920,000
     Target Corporation                                          199,900                   333,100
     Transatlantic Holdings, Inc.                                  5,000                   150,000
     Wachovia Corporation                                         35,000                   615,000
     Xerox Corporation                                           350,000                 1,900,000

* Excludes transactions in Common and Preferred Stocks-Miscellaneous-Other.

(a) Shares purchased in prior period and previously carried under Common and Preferred Stocks-Miscellaneous-Other.
(b) Includes shares received in conjunction with a stock split.

"This table shows dividends and distributions on the Company's Common Stock for the prior 20-year period. Amounts shown are based upon the year in which the income was earned, not the year paid. Spill-over payments made after year-end are attributable to income and gain earned in the prior year."

DIVIDENDS AND DISTRIBUTIONS PER COMMON SHARE (1988-2007)  (UNAUDITED)
--------------------------------------------------------------------------------

                      EARNINGS SOURCE
                 ----------------------------
                  SHORT-TERM     LONG-TERM
   YEAR   INCOME CAPITAL GAINS  CAPITAL GAINS
----------------------------------------------
   1988    $.29        -           $1.69
   1989     .21     $.02            1.56
   1990     .21        -            1.65
   1991     .09        -            3.07
   1992     .03        -            2.93
   1993     .06        -            2.34
   1994     .06        -            1.59
   1995     .10      .03            2.77
   1996     .20      .05            2.71
   1997     .21        -            2.95
   1998     .47        -            4.40
   1999     .42      .62            4.05
   2000     .48     1.55            6.16
   2001     .37      .64            1.37
   2002     .03        -             .33
   2003     .02        -             .59
   2004     .217       -             .957
   2005     .547     .041           1.398
   2006     .334       -            2.666
   2007     .706     .009           5.250

7  TEN LARGEST INVESTMENT HOLDINGS (UNAUDITED)
--------------------------------------------------------------------------------
General American Investors


"The statement of investments as of December 31, 2007, shown on pages 12, 13 and 14 includes 55 security issues. Listed here are the ten largest holdings on that date."


                                                                                                    % COMMON
                                                                           SHARES         VALUE     NET ASSETS*
                                                                       -------------------------------------------------------------
WEATHERFORD INTERNATIONAL LTD.                                            1,025,000     $70,315,000      5.8%
Weatherford supplies a broad range of oil field services and equipment on a worldwide basis.  Its focus on helping customers to increase production from existing fields, and enhance recovery from new wells should lead to earnings growth.
------------------------------------------------------------------------------------------------------------------------------------
APACHE CORPORATION                                                          600,000      64,524,000      5.4
Apache is a large independent oil and gas company with  a long history of growing production and creating value for shareholders.
The company's operations are primarily focused in North America, the North Sea and Egypt.
------------------------------------------------------------------------------------------------------------------------------------
THE TJX COMPANIES, INC.                                                   2,100,000      60,333,000      5.0
Through its T.J. Maxx and Marshalls divisions, TJX is the leading off-price retailer. The continued growth of these divisions, along with expansion into related U.S. and foreign off-price formats, provide ongoing growth opportunities.
------------------------------------------------------------------------------------------------------------------------------------
CEMEX, S.A. de C.V. ADR                                                   2,225,862      57,538,533      4.8
Domiciled in Mexico, CEMEX has grown organically and through acquisition to become one of the world's leading cement and
aggregates companies.  With the expansion of its operations into related construction materials and additional geographic areas, as well as its focus on cost containment, the company's free cash flow should continue to increase, supporting a positive long-term outlook.
------------------------------------------------------------------------------------------------------------------------------------
TALISMAN ENERGY INC.                                                      3,000,000      55,560,000      4.6
Talisman, headquartered in Calgary, Alberta, is an upstream
oil and gas producer with global operations.  The company is focusing on larger, deep gas opportunities in North America
and large international projects which should lead to faster production growth and higher returns.
------------------------------------------------------------------------------------------------------------------------------------
COSTCO WHOLESALE CORPORATION                                                575,000      40,112,000      3.3
Costco is the largest wholesale club with a record of steady growth in sales and profits as it continues to gain share of the consumer dollar.
------------------------------------------------------------------------------------------------------------------------------------
DELL INC.                                                                 1,500,000      36,765,000      3.1
Dell is a leading provider of computer systems and services.  With growing global demand for its products, the company should
continue to generate significant free cash flow as a result of its focus on efficient distribution and margin expansion.
------------------------------------------------------------------------------------------------------------------------------------
TEXTRON INC.                                                                509,800      36,348,740      3.0
Textron is a global company with operations in aerospace, defense, industrial products and finance.  Portfolio rationalization and operational improvements made over the past few years have
created a strong platform for earnings growth.
------------------------------------------------------------------------------------------------------------------------------------
THE HOME DEPOT, INC.                                                      1,278,000      34,429,320      2.9
The largest company in home center retailing, Home Depot's
proven merchandising capabilities and strong cash flow
should provide the basis for continuing growth.
------------------------------------------------------------------------------------------------------------------------------------
EVEREST RE GROUP, LTD.                                                      340,000      34,136,000      2.8
One of the largest independent U.S. property/casualty reinsurers,
Everest Re generates annual premiums of approximately $4 billion and has a high quality, well-reserved AA balance sheet. This Bermuda domiciled company has a strong management team that exercises prudent underwriting discipline and efficient expense control, resulting in above-average earnings and book value growth.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       $490,061,593     40.7%
                                                                                       ============     =====

*Net assets applicable to the Company's Common Stock.

8  PORTFOLIO DIVERSIFICATION (unaudited)
--------------------------------------------------------------------------------
   General American Investors

"The diversification of the Company's net assets applicable to its Common Stock by industry group as of December 31, 2007 and 2006 is shown in the following table."

                                                                             PERCENT COMMON NET ASSETS*
                                           DECEMBER 31, 2007                        DECEMBER 31
                               ----------------------------------------------------------------------------------
INDUSTRY CATEGORY                   COST(000)            VALUE(000)            2007             2006
-----------------------------------------------------------------------------------------------------------------

Finance and Insurance
  Banking                              $5,352           $47,859                4.0%            8.5%
  Insurance                            96,116           207,299               17.2            18.2
  Other                                31,623            36,682                3.0             2.6
                                      -------           -------               ----            ----
                                      133,091           291,840               24.2            29.3
                                      -------           -------               ----            ----
Oil and Natural Gas
  (Including Services)                116,211           234,391               19.5            17.2
Retail Trade                           59,709           173,868               14.4            18.9
Computer Software and Systems          95,320           131,060               10.9             2.3
Consumer Products and Services         94,866           129,419               10.8             7.2
Communications and
  Information Services                 71,359            83,502                6.9             8.6
Aerospace/Defense                      47,844            61,224                5.1               -
Building and Real Estate               29,518            57,539                4.8             6.6
Miscellaneous**                        65,193            50,104                4.2             4.2
Environmental Control
  (Including Services)                 39,286            49,851                4.1             4.0
                                      -------           -------               ----            ----
Health Care/Pharmaceuticals,           15,790            34,754                2.9             8.7
  Medical Instruments and Devices           -                 -                  -             2.0
                                      -------           -------               ----            ----
                                       15,790            34,754                2.9            10.7
                                      -------           -------               ----            ----
Technology                             25,690            30,761                2.6             3.2
Machinery and Equipment                10,779            28,800                2.4             1.7
Metals                                 19,987            24,130                2.0               -
Transportation                         11,005            12,197                1.0               -
Electronics                                 -                 -                  -             1.3
Mining                                      -                 -                  -             1.1
                                     --------         ---------              -----           -----
                                      835,648         1,393,440              115.8           116.3
Short-Term Securities                   9,166             9,166                0.8             1.4
                                     --------         ---------              -----           -----
  Total Investments                  $844,814         1,402,606              116.6           117.7
                                     ========         =========              =====           =====
Other Assets and Liabilities - Net                          317                0.0            (1.0)
Preferred Stock                                        (200,000)             (16.6)          (16.7)
                                                      ---------               ----            ----
Net Assets Applicable to
  Common Stock                                       $1,202,923              100.0%          100.0%
                                                     ==========              =====           =====

*   Net assets applicable to the Company's Common Stock.
**  Securities which have been held for less than one year, not previously disclosed and not restricted.

9  STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
   General American Investors

                                                                                DECEMBER 31,
                                                                     ------------------------------
ASSETS                                                                   2007              2006
---------------------------------------------------------------------------------------------------
INVESTMENTS, AT VALUE (NOTE 1a)
  Common and preferred stocks
   (cost  $816,594,960 and $729,900,430, respectively)            $1,374,257,148     $1,359,753,863
  Corporate note (cost $19,053,293 and
   $33,745,957, respectively)                                         19,183,125         34,737,500
  Money market fund (cost $9,165,709 and
   $17,255,705, respectively)                                          9,165,709         17,255,705
                                                                   -------------      -------------
  Total investments (cost $844,813,962 and
   $780,902,092, respectively)                                     1,402,605,982      1,411,747,068

CASH, RECEIVABLES AND OTHER ASSETS
  Cash                                                                         -             34,235
  Receivable for securities sold                                               -          2,875,316
  Deposit with broker for options written                              3,712,458                  -
  Dividends, interest and other receivables                            1,333,175          1,430,378
  Pension asset, excess funded                                         9,244,527          8,656,759
  Prepaid expenses and other assets                                    2,549,782            149,755
                                                                   -------------      -------------
TOTAL ASSETS                                                       1,419,445,924      1,424,893,511
                                                                   -------------      -------------

LIABILITIES
---------------------------------------------------------------------------------------------------
  Payable for securities purchased                                             -         13,515,130
  Preferred dividend accrued but not yet declared                        231,389            231,389
  Pension benefit liability                                            3,174,022          3,320,727
  Outstanding options written at value (premiums
   received $3,712,458 for 2007) (note 1a)                             2,192,960                  -
  Accrued thrift plan liability                                        3,393,011          2,992,285
  Accrued expenses and other liabilities                               7,531,573          5,380,892
                                                                   -------------      -------------
TOTAL LIABILITIES                                                     16,522,955         25,440,423
                                                                   -------------      -------------

5.95% CUMULATIVE PREFERRED STOCK, SERIES B -
  8,000,000 shares at a liquidation value of $25 per share (note 2)  200,000,000        200,000,000
                                                                   -------------      -------------
NET ASSETS APPLICABLE TO COMMON STOCK -  31,573,058
   and 29,589,198 shares, respectively (note 2)                   $1,202,922,969     $1,199,453,088
                                                                  ==============     ==============
NET ASSET VALUE PER COMMON SHARE                                          $38.10             $40.54
                                                                  ==============     ==============

NET ASSETS APPLICABLE TO COMMON STOCK
---------------------------------------------------------------------------------------------------
  Common Stock, 31,573,058 and 29,589,198 shares at par
    value, respectively (note 2)                                     $31,573,058        $29,589,198
  Additional paid-in capital (note 2)                                602,738,135        538,093,876
  Undistributed realized gain (loss) on investments (note 2)           6,711,263         (1,715,049)
  Undistributed net investment income (note 2)                         1,711,821          2,218,917
  Accumulated other comprehensive income (note 5)                      1,108,563            652,559
  Unallocated distributions on Preferred Stock                          (231,389)          (231,389)
  Unrealized appreciation on investments, securities
    sold short and options                                           559,311,518        630,844,976
                                                                  --------------     --------------
NET ASSETS APPLICABLE TO COMMON STOCK                             $1,202,922,969     $1,199,453,088
                                                                  ==============     ==============

(see notes to financial statements)

10  STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
    General American Investors

                                                                          YEAR ENDED DECEMBER 31,
                                                                         --------------------------
INCOME                                                                     2007             2006
---------------------------------------------------------------------------------------------------
   Dividends (net of foreign withholding taxes
     of $353,438 and $325,061, respectively)                         $20,925,587        $16,065,789
   Interest                                                            2,809,754          6,301,585
                                                                     -----------        -----------
TOTAL INCOME                                                          23,735,341         22,367,374
                                                                     -----------        -----------
EXPENSES
---------------------------------------------------------------------------------------------------
   Investment research                                                 9,312,122          8,054,383
   Administration and operations                                       3,104,891          2,922,014
   Office space and general                                              562,787            544,210
   Auditing and legal fees                                               307,829            163,000
   Directors' fees and expenses                                          266,033            286,326
   Transfer agent, custodian and registrar fees and expenses             169,891            140,346
   Stockholders' meeting and reports                                     131,872            134,106
   Miscellaneous taxes                                                    97,293            115,365
                                                                      ----------         ----------
TOTAL EXPENSES                                                        13,952,718         12,359,750
                                                                      ----------         ----------
NET INVESTMENT INCOME                                                  9,782,623         10,007,624
                                                                      ----------         ----------

Realized Gain (Loss) And Change In Unrealized Appreciation On Investments (Notes 1f and 4)
---------------------------------------------------------------------------------------------------
   Net realized gain on investments:
     Long transactions                                               176,058,639         86,808,130
     Short sale transactions (note 1b)                                         -           (629,681)
     Written option transactions (note 1c)                              (272,754)            (2,100)
                                                                      ----------         ----------
   Net realized gain on investments
     (long-term except for $3,224,498 and
     $2,228,817, respectively)                                       175,785,885         86,176,349

   Net increase (decrease) in unrealized appreciation                (71,533,458)        51,196,338
                                                                      ----------         ----------
NET GAIN ON INVESTMENTS                                              114,035,050        137,372,687
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS                              (11,900,000)       (11,900,000)
                                                                    ------------       ------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                    $102,135,050       $135,480,311
                                                                    ============       ============

(see notes to financial statements)

11  STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
    General American Investors


                                                                           YEAR ENDED DECEMBER 31,
                                                                      -----------------------------
OPERATIONS                                                                 2007            2006
---------------------------------------------------------------------------------------------------
   Net investment income                                              $9,782,623        $10,007,624
   Net realized gain on investments                                  175,785,885         86,176,349
   Net increase (decrease) in unrealized appreciation                (71,533,458)        51,196,338
                                                                    ------------        -----------
                                                                     114,035,050        147,380,311
                                                                    ------------        -----------
   Distributions to Preferred Stockholders:
     From net investment income                                         (689,497)        (1,092,608)
     From short-term capital gains                                      (778,809)          (168,288)
     From long-term capital gains                                    (10,431,694)       (10,639,104)
                                                                    ------------        -----------
     Decrease in net assets from Preferred distributions             (11,900,000)       (11,900,000)
                                                                    ------------        -----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                     102,135,050        135,480,311
                                                                    ------------        -----------
OTHER COMPREHENSIVE INCOME
     Adjustment to apply FAS 158 (note 5)                                456,004            652,559
                                                                    ------------        -----------

DISTRIBUTIONS TO COMMON STOCKHOLDERS
------------------------------------------------------------------------------------------------------------------------------------
     From net investment income                                       (9,603,869)         (8,230,843)
     From short-term capital gains                                   (10,847,882)         (1,262,677)
     From long-term capital gains                                   (145,301,188)        (79,790,662)
                                                                    ------------        ------------
DECREASE IN NET ASSETS FROM COMMON DISTRIBUTIONS                    (165,752,939)        (89,284,182)
                                                                    ------------        ------------

CAPITAL SHARE TRANSACTIONS (NOTE 2)
------------------------------------------------------------------------------------------------------------------------------------
     Value of Common Shares issued in payment of distributions        96,902,914          48,748,838
     Cost of Common Shares purchased                                 (30,271,148)        (29,086,092)
                                                                    ------------        ------------
INCREASE IN NET ASSETS - CAPITAL TRANSACTIONS                         66,631,766          19,662,746
                                                                    ------------        ------------
NET INCREASE IN NET ASSETS                                             3,469,881          66,511,434

NET ASSETS APPLICABLE TO COMMON STOCK
------------------------------------------------------------------------------------------------------------------------------------
BEGINNING OF YEAR                                                  1,199,453,088       1,132,941,654
                                                                  --------------      --------------
END OF YEAR (including undistributed net investment
     income of $1,711,821 and $2,218,917, respectively)           $1,202,922,969      $1,199,453,088
                                                                  ==============      ===============

(see notes to financial statements)

12  STATEMENT OF INVESTMENTS DECEMBER 31, 2007
--------------------------------------------------------------------------------
    General American Investors


                        SHARES    COMMON AND PREFERRED STOCKS                                     VALUE (NOTE 1a)
-----------------------------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE         509,800 Textron Inc.                                                            $36,348,740
(5.1%)                    325,000 United Technologies Corporation                                          24,875,500
                                                                                                           ----------
                                                                     (COST $47,844,103)                    61,224,240
                                                                                                           ----------
------------------------------------------------------------------------------------------------------------------------------------
BUILDING AND            2,225,862 CEMEX, S.A. de C.V. ADR            (COST $29,518,057)                    57,538,533
REAL ESTATE (4.8%)                                                                                         ----------
------------------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS AND        900,000 Cisco Systems, Inc. (a)                                                  24,362,910
INFORMATION SERVICES      324,100 Lamar Advertising Company Class A (a)                                    15,579,487
(6.9%)                    800,000 QUALCOMM Incorporated                                                    31,480,000
                          920,000 Sprint Nextel Corporation                                                12,079,600
                                                                                                           ----------
                                                                     (COST $71,358,877)                    83,501,997
                                                                                                           ----------
------------------------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE         700,000 Activision, Inc. (a)                                                     20,790,000
AND SYSTEMS (10.9%)     1,500,000 Dell Inc. (a)                                                            36,765,000
                          720,000 Microsoft Corporation                                                    25,632,000
                          245,000 NetEase.com, Inc. (a)                                                     4,645,200
                           55,000 Nintendo Co., Ltd.                                                       32,938,400
                          365,000 THQ Inc. (a)                                                             10,289,350
                                                                                                          -----------
                                                                     (COST $95,320,352)                   131,059,950
                                                                                                          -----------
------------------------------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS         350,000 Diageo plc ADR                                                           30,040,500
AND SERVICES (9.2%)       300,000 Heineken N.V.                                                            19,497,000
                          630,000 Hewitt Associates, Inc. Class A (a)                                      24,122,700
                           42,500 Nestle S.A.                                                              19,498,150
                          225,000 PepsiCo, Inc.                                                            17,077,500
                                                                                                          -----------
                                                                     (COST $75,813,339)                   110,235,850
                                                                                                          -----------
------------------------------------------------------------------------------------------------------------------------------------
ENVIRONMENTAL CONTROL     881,500 Republic Services, Inc.                                                  27,635,025
(INCLUDING SERVICES)      680,000 Waste Management, Inc.                                                   22,215,600
(4.1%)                                                                                                    -----------
                                                                     (COST $39,285,764)                    49,850,625
                                                                                                          -----------
------------------------------------------------------------------------------------------------------------------------------------
FINANCE AND INSURANCE     BANKING (4.0%)
(24.2%)                   ----------------------------------------------------------------------------------------------------------
                          300,000 M&T Bank Corporation                                                     24,471,000
                          615,000 Wachovia Corporation                                                     23,388,450
                                                                                                           ----------
                                                                      (COST $5,352,608)                    47,859,450
                                                                                                           ----------
                          INSURANCE (17.2%)
                          ----------------------------------------------------------------------------------------------------------
                          290,000 The Allstate Corporation                                                 15,146,700
                          365,000 American International Group, Inc.                                       21,279,500
                          335,000 Arch Capital Group Ltd. (a)                                              23,567,250
                          365,000 AXIS Capital Holdings Limited                                            14,224,050
                              215 Berkshire Hathaway Inc. Class A (a)                                      30,444,000
                          340,000 Everest Re Group, Ltd.                                                   34,136,000
                        1,250,000 Fidelity National Financial, Inc.                                        18,262,500
                          250,000 MetLife, Inc.                                                            15,405,000
                          290,000 PartnerRe Ltd.                                                           23,933,700
                          150,000 Transatlantic Holdings, Inc.                                             10,900,500
                                                                                                          -----------
                                                                     (COST $96,115,768)                   207,299,200
                                                                                                          -----------
                          OTHER (3.0%)
                          ----------------------------------------------------------------------------------------------------------
                           10,000 Epoch Holding Corporation Series A Convertible Preferred 4.6% (d)        24,925,690
                          925,000 Nelnet, Inc.                                                             11,756,750
                                                                                                         ------------
                                                                     (COST $31,622,636)                    36,682,440
                                                                                                         ------------
                                                                    (COST $133,091,012)                   291,841,090
                                                                                                         ------------
------------------------------------------------------------------------------------------------------------------------------------
HEALTH CARE/               80,000 Alkermes, Inc. (a)                                                        1,247,200
PHARMACEUTICALS            90,000 Biogen Idec Inc. (a)                                                      5,122,800
                          529,900 Cytokinetics, Incorporated (a)                                            2,506,427
                          200,000 Genentech, Inc. (a)                                                      13,414,000
                          190,000 Novo Nordisk B                                                           12,464,000
                                                                                                          -----------
                                                                     (COST $15,790,018)                    34,754,427
                                                                                                          -----------

--------------------------------------------------------------------------------
    General American Investors


                        SHARES    COMMON AND PREFERRED STOCKS (continued)                        VALUE (NOTE 1a)
-----------------------------------------------------------------------------------------------------------------
MACHINERY & EQUIPMENT   1,000,000 ABB Ltd. ADR                       (COST $10,779,026)                   $28,800,000
(2.4%)                                                                                                   ------------
------------------------------------------------------------------------------------------------------------------------------------
METALS (2.0%)             321,000 Carpenter Technology Corporation   (COST $19,986,798)                    24,129,570
                                                                                                         ------------
------------------------------------------------------------------------------------------------------------------------------------
MISCELLANEOUS (4.2%)              Other (b)                          (COST $65,192,916)                    50,103,520
                                                                                                         ------------
------------------------------------------------------------------------------------------------------------------------------------
OIL AND NATURAL GAS       600,000 Apache Corporation                                                       64,524,000
(INCLUDING SERVICES)      800,000 Halliburton Company                                                      30,328,000
(19.5%)                   700,000 Patterson-UTI Energy, Inc.                                               13,664,000
                        3,000,000 Talisman Energy Inc.                                                     55,560,000
                        1,025,000 Weatherford International Ltd. (a)                                       70,315,000
                                                                                                         ------------
                                                                    (COST $116,211,169)                   234,391,000
                                                                                                         ------------
------------------------------------------------------------------------------------------------------------------------------------
RETAIL TRADE (14.4%)      575,000 Costco Wholesale Corporation                                             40,112,000
                        1,278,000 The Home Depot, Inc. (c)                                                 34,429,320
                          333,100 Target Corporation                                                       16,655,000
                        2,100,000 The TJX Companies, Inc.                                                  60,333,000
                          470,000 Wal-Mart Stores, Inc.                                                    22,339,100
                                                                                                         ------------
                                                                     (COST $59,708,643)                   173,868,420
                                                                                                         ------------
------------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY (2.6%)       1,900,000 Xerox Corporation                  (COST $25,689,854)                    30,761,000
                                                                                                         ------------
------------------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION            236,100 Alexander & Baldwin, Inc.          (COST $11,005,032)                    12,196,926
(1.0%)                                                                                                   ------------
------------------------------------------------------------------------------------------------------------------------------------
                        TOTAL COMMON AND PREFERRED STOCKS (114.2%)  (COST $816,594,960)                 1,374,257,148
                                                                                                        -------------
                       PRINCIPAL AMOUNT   CORPORATE NOTE
------------------------------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS     $19,500,000 General Motors Nova Scotia Finance Company
AND SERVICES(1.6%)                 6.85% Guaranteed Notes Due 10/15/08(COST $19,053,293)                   19,183,125
                                                                                                           ----------

--------------------------------------------------------------------------------
    General American Investors

    SHORT-TERM SECURITIES AND OTHER ASSETS
    --------------------------------------------------------------------------------------------------------------------------------
SHARES                                                                                                 VALUE (NOTE 1a)
------------------------------------------------------------------------------------------------------------------------------------
  9,165,709        SSgA Prime Money Market Fund (0.8%)                     (COST $9,165,709)            $9,165,709
                                                                                                       -----------
TOTAL INVESTMENTS (e) (116.6%)                                           (COST $844,813,962)         1,402,605,982
                                                                                                     -------------
  Cash, receivables and other assets less liabilities (0.0%)                                               316,987
                                                                                                     -------------
                                                                                                     1,402,922,969
                                                                                                     -------------
PREFERRED STOCK (-16.6%)                                                                              (200,000,000)
                                                                                                     -------------
NET ASSETS APPLICABLE TO COMMON STOCK (100%)                                                        $1,202,922,969
                                                                                                    ==============

 (a) Non-income producing security.
 (b) Securities which have been held for less than one year.
 (c) 1,000,000 shares held by custodian in a segregated custodial account as collateral for short positions, if any.
 (d) Restricted security of an affiliate acquired 11/7/06.
 (e) At December 31, 2007: (1) the cost of investments for Federal income tax purposes was the same as the cost for financial reporting purposes, (2) aggregate gross unrealized appreciation was $601,536,275, (3) aggregate gross unrealized depreciation was $43,744,256, and (4) net unrealized appreciation was $557,792,019.

(see notes to financial statements)

STATEMENT OF OPTIONS WRITTEN DECEMBER 31, 2007
--------------------------------------------------------------------------------
General American Investors

   CONTRACTS
 (100 SHARES EACH)               COMMON STOCKS/EXPIRATION DATE/EXERCISE PRICE                              VALUE (NOTE 1a)
------------------------------------------------------------------------------------------------------------------------------------
CALL OPTIONS
------------------------------------------------------------------------------------------------------------------------------------
  OIL & NATURAL GAS (INCLUDING SERVICES)
------------------------------------------------------------------------------------------------------------------------------------
     1,500              Apache Corporation /January 08/$105.00     (PREMIUM RECEIVED $1,058,824)                 $705,000
                                                                                                                 --------
  RETAIL TRADE
------------------------------------------------------------------------------------------------------------------------------------
       500              Costco Wholesale Corporation/January 08/$72.50                                             37,500
     2,000              Costco Wholesale Corporation/January 08/$70.00                                            336,000
     3,500              Target Corporation/January 08/$60.00                                                       35,000
                                                                                                                  -------
                                                                   (PREMIUMS RECEIVED $2,014,963)                 408,500
                                                                                                                  -------
                     TOTAL CALL OPTIONS                            (PREMIUMS RECEIVED $3,073,787)               1,113,500
                                                                                                                ---------
------------------------------------------------------------------------------------------------------------------------------------
PUT OPTION
------------------------------------------------------------------------------------------------------------------------------------
  RETAIL TRADE
------------------------------------------------------------------------------------------------------------------------------------
     1,999              Target Corporation/January 08/$55.00          (PREMIUM RECEIVED $638,671)               1,079,460
                                                                                                                ---------
                     TOTAL OPTIONS                                 (PREMIUMS RECEIVED $3,712,458)              $2,192,960
                                                                                                               ==========

(see notes to financial statements)

15  NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
    General American Investors

1. SIGNIFICANT ACCOUNTING POLICIES

General American Investors Company, Inc. (the "Company"), established in 1927, is registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company. It is internally managed by its officers under the direction of the Board of Directors.

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

a. SECURITY VALUATION Securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period. Securities reported on the NASDAQ national market are valued at the official closing price on that day. Listed and NASDAQ securities for which no sales are reported on that day and other securities traded in the over-the-counter market are valued at the last bid price (asked price for open short positions and options written) on the valuation date. Securities traded primarily in foreign markets are generally valued at the preceding closing price of such securities on their respective exchanges or markets. If, after the close of the foreign market, conditions change significantly, the price of certain foreign securities may be adjusted to reflect fair value as of the time of the valuation of the portfolio. Investments in money market funds are valued at their net asset value. The restricted security is valued at par value (cost), divided by the conversion price of $6.00 multiplied by the last reported sales price of the publicly traded common stock of the corporation.

b. SHORT SALES The Company may make short sales of securities for either speculative or hedging purposes. When the Company makes a short sale, it borrows the securities sold short from a broker; in addition, the Company places cash with that broker and securities in a segregated account with the custodian, both as collateral for the short position. The Company may be required to pay a fee to borrow the securities and may also be obligated to pay any dividends declared on the borrowed securities. The Company will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the Company replaces the borrowed securities.

c. OPTIONS The Company may purchase and write (sell) put and call options. The risk associated with purchasing an option is that the Company pays a premium whether or not the option is exercised. Additionally, the Company bears the risk of loss of the premium and a change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums received from writing options that expire unexercised are treated by the Company on the expiration date as realized gains from investments. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis for the securities purchased by the Company. The Company as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

d. FEDERAL INCOME TAXES The Company's policy is to fulfill the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to its stockholders. Accordingly, no provision for Federal income taxes is required.

e. INDEMNIFICATIONS In the ordinary course of business, the Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

f.  OTHER  As  customary  in  the  investment   company   industry,   securities
transactions are recorded as of the trade date. Dividend income and distributions to stockholders are recorded as of the ex-dividend dates. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and is recognized on the accrual basis. Cost of short-term investments represents amortized cost.
--------------------------------------------------------------------------------
2.  CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS

The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock, $1.00 par value, and 10,000,000 shares of Preferred Stock, $1.00 par value. With respect to the Common Stock, 31,574,058 and 31,573,058 shares were issued and outstanding, respectively, and 8,000,000 Preferred Shares were issued and outstanding on December 31, 2007.

     On September 24, 2003, the Company issued and sold 8,000,000 shares of its 5.95% Cumulative Preferred Stock, Series B in an underwritten offering. The Preferred Shares are noncallable for 5 years and have a liquidation preference of $25.00 per share plus an amount equal to accumulated and unpaid dividends to the date of redemption. The underwriting discount and other expenses associated with the Preferred Stock offering amounted to $6,700,000 and were charged to paid-in capital.

     The Company is required to allocate distributions from long-term capital gains and other types of income proportionately among holders of shares of Common Stock and Preferred Stock. To the extent that dividends on the shares of Preferred Stock are not paid from long-term capital gains, they will be paid from ordinary income or net short-term capital gains or will represent a return of capital.

--------------------------------------------------------------------------------
    General American Investors

2.  CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS - (Continued from previous page.)

     Under the Investment Company Act of 1940, the Company is required to maintain an asset coverage of at least 200% for the Preferred Stock. In addition, pursuant to the Rating Agency Guidelines, the Company is required to maintain a certain discounted asset coverage for its portfolio that equals or exceeds the Basic Maintenance Amount under the guidelines established by Moody's Investors Service, Inc. The Company has met these requirements since the issuance of the Preferred Stock. If the Company fails to meet these requirements in the future and does not cure such failure, the Company may be required to redeem, in whole or in part, shares of Preferred Stock at a redemption price of $25.00 per share plus accumulated and unpaid dividends (whether or not earned or declared). In addition, the Company's failure to meet the foregoing asset coverage requirements could restrict its ability to pay dividends on shares of Common Stock and could lead to sales of portfolio securities at inopportune times.

     The holders of Preferred Stock have voting rights equivalent to those of the holders of Common Stock (one vote per share) and, generally, vote together with the holders of Common Stock as a single class.

     At all times, holders of Preferred Stock will elect two members of the Company's Board of Directors and the holders of Preferred and Common Stock, voting as a single class, will elect the remaining directors. If the Company fails to pay dividends on the Preferred Stock in an amount equal to two full years' dividends, the holders of Preferred Stock will have the right to elect a majority of the directors. In addition, the Investment Company Act of 1940 requires that approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Stock and (b) take any action requiring a vote of security holders, including, among other things, changes in the Company's subclassification as a closed-end investment company or changes in its fundamental investment policies.

     The Company classifies its Preferred Stock pursuant to the requirements of EITF D-98, Classification and Measurement of Redeemable Securities, which requires that preferred stock for which its redemption is outside of the company's control should be presented outside of net assets in the statement of assets and liabilities.

   Transactions in Common Stock during 2007 and 2006 were as follows:

                                                    SHARES                       AMOUNT
                                               ------------------------------------------------
                                                2007      2006            2007         2006
                                               -------   -------       ---------    ----------
    Shares issued in payment of dividends and
      distributions (includes 2,404,965 and
      1,326,499 shares issued from treasury,
      respectively)                          2,747,460    1,326,499    $2,747,460    $1,326,499
    Increase in paid-in capital                                        94,155,454    47,422,339
                                                                       ----------    ----------
      Total increase                                                   96,902,914    48,748,838
    Shares purchased (at an average
      discount from net asset value of
      10.4% and 9.0%, respectively)            763,600      787,700      (763,600)     (787,700)
    Decrease in paid-in capital                                       (29,507,548)  (28,298,392)
                                                                       ----------    ----------
      Total decrease                                                  (30,271,148)  (29,086,092)
                                                                       ----------    ----------
    Net increase                                                      $66,631,766   $19,662,746
                                                                       ==========    ==========

     At December 31, 2007, the Company held in its treasury 1,000 shares of Common Stock with an aggregate cost in the amount of $35,281.

     Distributions for tax and book purposes are substantially the same.
     As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

               Undistributed ordinary income                            $183,587
               Undistributed long-term gains                           6,613,882
               Unrealized appreciation                               559,311,518
                                                                     -----------
                                                                    $566,108,987
                                                                    ============

     To reflect reclassification arising from permanent "book/tax" differences for non-deductible expenses during the year ended December 31, 2007, undistributed net investment income was increased by $3,647, and additional paid-in capital was decreased by $3,647. Net assets were not affected by this reclassification.
--------------------------------------------------------------------------------
3.  OFFICERS' COMPENSATION

The aggregate compensation paid by the Company during 2007 and 2006 to its officers (identified on page 20) amounted to $8,874,500 and $7,255,500, respectively.
--------------------------------------------------------------------------------
4.  PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (other than short-term securities and options) during 2007 amounted to $465,468,867 and $569,525,640, on long transactions, respectively.
--------------------------------------------------------------------------------
5.  BENEFIT PLANS

The Company has funded (Qualified) and unfunded (Supplemental) defined contribution thrift plans that are available to its employees. The aggregate cost of such plans for 2007 and 2006 was $633,127 and $805,729, respectively. The Company also has both funded (Qualified) and unfunded (Supplemental) noncontributory defined benefit pension plans that cover its employees. The pension plan provides a defined benefit based on years of service and final average salary with an offset for a portion of social security covered compensation.

     Effective December 31, 2006, the Company adopted the recognition provisions of Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 158 "Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans" ("FAS158") which was released on September 2006. FAS 158 improves financial reporting by requiring employers to recognize the overfunded or underfunded status of a defined benefit postretirement plan as an asset or liability in the statement of assets and liabilities and to recognize changes in funded status in the year in which the changes occur through other comprehensive income.

--------------------------------------------------------------------------------
    General American Investors
--------------------------------------------------------------------------------
5.  PENSION BENEFIT PLANS - (Continued from previous page.)
OBLIGATIONS AND FUNDED STATUS OF DEFINED BENEFIT PLANS:

                                           DECEMBER 31, 2007 (MEASUREMENT DATE) DECEMBER 31, 2006 (MEASUREMENT DATE)
                                           -----------------------------------  -----------------------------------
                                           QUALIFIED    SUPPLEMENTAL            QUALIFIED  SUPPLEMENTAL
                                               PLAN        PLAN        TOTAL      PLAN        PLAN         TOTAL
                                             ---------  ------------  --------  ---------  ------------  ----------

CHANGE IN BENEFIT OBLIGATION:
  Benefit obligation at beginning of year   $9,062,488   $3,320,726  $12,383,214 $8,902,156  $3,139,034    $12,041,190
  Service cost                                 206,228       95,332      301,560    201,809     115,586        317,395
  Interest cost                                538,587      181,712      720,299    501,644     182,511        684,155
  Benefits paid                               (544,838)    (165,253)    (710,091)  (542,274)   (165,252)      (707,526)
  Actuarial (gains)/losses                      13,491     (197,383)    (183,892)      (848)     48,848         48,000
  Plan amendments                               61,112      (61,112)           -          -           -              -
                                            ----------   ----------  ----------- ----------  ----------    -----------
  Projected benefit obligation at
    end of year                              9,337,068    3,174,022   12,511,090  9,062,487   3,320,727     12,383,214
                                            ----------   ----------  ----------- ----------  ----------    -----------
CHANGE IN PLAN ASSETS:
  Fair value of plan assets at
    beginning of year                       17,719,247            -   17,719,247 15,906,987           -     15,906,987
  Actual return on plan assets               1,407,186            -    1,407,186  2,354,533           -      2,354,533
  Employer contributions                             -      165,253      165,253          -     165,252        165,252
  Benefits paid                               (544,838)    (165,253)    (710,091)  (542,274)   (165,252)      (707,526)
                                            ----------   ----------  ----------- ----------  ----------    -----------
  Fair value of plan assets at end of year  18,581,595            -   18,581,595 17,719,246           -     17,719,246
                                            ----------   ----------  ----------- ----------  ----------    -----------
FUNDED STATUS AT END OF YEAR                $9,244,527  ($3,174,022)  $6,070,505 $8,656,759 ($3,320,727)    $5,336,032
                                            ==========   ==========  =========== ==========  ==========    ===========

Accumulated benefit obligation at
  end of year                               $8,726,625   $3,000,603  $11,727,228 $8,400,586  $2,971,614    $11,372,200
                                            ==========   ==========  =========== ==========  ==========    ===========

INCREMENTAL EFFECT OF ADOPTING FAS 158        BEFORE     ADJUSTMENTS    AFTER      BEFORE   ADJUSTMENTS       AFTER
                                            ----------  ------------  ---------- ---------- -----------    -----------
Noncurrent benefit asset                    $8,656,759     $587,768   $9,244,527 $7,939,307    $717,452     $8,656,759

LIABILITIES
  Current benefit liability                    213,549       (4,510)     209,039    213,549           -        213,549
  Noncurrent benefit liability               3,107,178     (142,194)   2,964,984  3,042,285      64,893      3,107,178

Accumulated other comprehensive income        (652,559)    (456,004)  (1,108,563)         -    (652,559)      (652,559)

AMOUNTS RECOGNIZED IN ACCUMULATED OTHER COMPREHENSIVE INCOME CONSIST OF:
  Net actuarial gain                       ($1,011,676)   ($433,910) ($1,445,586)($1,006,540)   ($5,136)   ($1,011,676)
  Prior service cost                           289,088       47,935      337,023     289,088     70,029        359,117
                                            ----------   ----------  -----------  ----------  ----------   -----------
                                             ($722,588)   ($385,975) ($1,108,563)  ($717,452)   $64,893      ($652,559)
                                            ==========   ==========  ===========  ==========  ==========   ===========

WEIGHTED-AVERAGE ASSUMPTIONS AS OF END OF FISCAL YEAR:
  Discount rate                                   6.00%        6.00%                    5.75%      5.75%
  Expected return on plan assets                  8.75%         N/A                     8.75%       N/A
  Salary scale assumption                         4.25%        4.25%                    4.25%      4.25%

COMPONENTS OF NET PERIODIC BENEFIT COST:
  Service cost                                $206,228      $95,332     $301,560    $201,809   $115,586      $317,395
  Interest cost                                538,587      181,712      720,299     501,645    182,511       684,156
  Expected return on plan assets            (1,253,375)          -    (1,253,375) (1,127,040)        -     (1,127,040)
  Amortization of:
   Prior service cost                           19,309        2,784       22,093      13,235     21,861        35,096
   Recognized net actuarial loss                96,207           -        96,207     185,502         -        185,502
                                            ----------   ----------  -----------  ----------  ----------    -----------
  Net periodic benefit cost (gain)           ($393,044)    $279,828    ($113,216)  ($224,849)  $319,958       $95,109

WEIGHTED-AVERAGE ASSUMPTIONS FOR DETERMINING NET PERIODIC BENEFIT COST FOR YEARS ENDED DECEMBER 31:

  Discount rate                                  5.75%         5.75%                    5.50%      5.50%
  Expected long-term rate of return on
   plan assets                                   8.75%          N/A                     8.75%       N/A
  Rate of salary increase                        4.25%         4.25%                    4.25%      4.25%

-------------------------------------------------------------------------------
PLAN ASSETS
The Company's qualified pension plan asset allocations by asset at December 31, 2007 and 2006, are as follows:

                                December 31
                             ---------------
Asset Category               2007       2006
--------------               ----       ----
  Equity securities          89.6%      88.2%
  Debt securities            10.4       11.8
                            -----      -----
Total                       100.0%     100.0%
                            =====      =====
Generally, not less than 80% of plan assets are invested in investment companies that invest in equity securities.
--------------------------------------------------------------------------------

EXPECTED CASH FLOWS                        Qualified   Supplemental
                                              Plan         Plan         Total
                                          ----------   -------------   ---------
Expected Company contributions for 2008           -      $209,039      $209,039
                                          ==========   =============   =========
Estimated benefit payments:
     2008                                  $558,673      $209,039      $767,712
     2009                                   568,231       221,569       789,800
     2010                                   589,105       231,404       820,509
     2011                                   613,344       236,916       850,260
     2012                                   624,306       235,712       860,018
     2013-2017                            3,446,101     1,145,232     4,591,333

--------------------------------------------------------------------------------
6. CALL AND PUT OPTIONS

Transactions in a written covered call and collateralized put options during the year ended December 31, 2007 were as follows:

                                                        Covered Calls                       Collateralized Put
                                                  ----------------------------       ------------------------------
                                                  Contracts           Premiums       Contracts              Premium
                                                  ---------          ---------       ---------             --------
Options written                                     9,951             $4,296,648      2,000                 $638,990
Options terminated in closing purchase transaction  2,451              1,222,861         (1)                    (319)
                                                  --------            ----------      -----                 --------
Options outstanding, December 31, 2007              7,500             $3,073,787      1,999                 $638,671
                                                  ========            ==========      =====                 =========

--------------------------------------------------------------------------------

7.  OPERATING LEASE COMMITMENT

In July 1992, the Company entered into an operating lease agreement for office space which expired on December 31, 2007 and provided for rental payments in the aggregate amount of approximately $5.6 million. The lease agreement contained a clause whereby the Company received a specified number of months of free rent beginning in December 1992 and escalation clauses relating to rent charges, operating costs, and real property taxes.

--------------------------------------------------------------------------------
General American Investors

7.  OPERATING LEASE COMMITMENT- (Continued from previous page.)

     In January 2003, the Company extended a sublease agreement (originally entered into in March 1996) which also expired on December 31, 2007 and provided for rental receipts. Minimum rental receipts under the sublease were approximately $254,000 in 2007. The Company was also charged its proportionate share of operating expenses and real property taxes under the sublease.
     Net rental expense approximated $316,500 for 2007. On a gross basis, minimum rental commitments under the operating lease were approximately $505,000 in 2007.
     In June 2007, the Company entered into an operating lease agreement for new office space which expires in February 2018 and provides for future rental payments in the aggregate amount of approximately $10.8 million. The lease agreement contains clauses whereby the Company receives free rent for a
specified   number  of  months  and  credit  toward   construction   of  office
improvements, and incurs escalations annually relating to operating costs and real property taxes and to annual rent charges beginning in February 2013. The Company has the option to renew the lease after February 2018 for five years at market rates.
     Minimum rental commitments under the operating lease are approximately $1.0 million per annum in 2008 through 2012, $1.1 million in 2013 through 2017, and $0.1 million in 2018.
--------------------------------------------------------------------------------
8.  RECENT ACCOUNTING PRONOUNCEMENT
     On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the Company.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
General American Investors

"The following table shows per share operating performance data, total investment return, ratios and supplemental data for each year in the five-year period ended December 31, 2007. This information has been derived from information contained in the financial statements and market price data for the Company's shares."

                                                       2007        2006          2005          2004          2003
                                                     --------    --------      --------      --------      --------
   PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of year               $40.54      $39.00        $35.49        $33.11        $26.48
                                                     --------    --------      --------      --------      --------
        Net investment income                            .31         .34           .19           .32           .03
        Net gain (loss) on securities - realized
          and unrealized                                3.39        4.72          5.85          3.48          7.72

        Other comprehensive income                       .02         .03           -             -             -
                                                     --------    --------      --------      --------      --------
        Distributions on Preferred Stock:
          Dividends from net investment income          (.02)       (.04)         (.03)         (.09)         (.01)
          Distributions from net short-term
            capital gains                               (.03)       (.01)         (.08)            -             -
          Distributions from net long-term
            capital gains                               (.36)       (.36)         (.30)         (.32)         (.35)
                                                     --------    --------      --------      --------      --------
                                                        (.41)       (.41)         (.41)         (.41)         (.36)
                                                     --------    --------      --------      --------      --------
          Total from investment operations              3.31        4.68          5.63          3.39          7.39
                                                     --------    --------      --------      --------      --------
        Distributions on Common Stock:
          Dividends from investment income              (.33)       (.29)         (.15)         (.23)         (.02)
          Distributions from net short-term
            capital gains                               (.38)       (.04)         (.44)            -             -
          Distributions from net long-term
            capital gains                              (5.04)      (2.81)        (1.53)         (.78)         (.52)
                                                     --------    --------      --------      --------      --------
                                                       (5.75)      (3.14)        (2.12)        (1.01)         (.54)
                                                     --------    --------      --------      --------      --------

     Capital Stock transaction -
        effect of Preferred Stock offering                 -            -           -             -           (.22)
                                                     --------    --------      --------      --------      --------
     Net asset value, end of year                     $38.10      $40.54        $39.00        $35.49        $33.11
                                                     ========    ========      ========      ========      ========
     Per share market value, end of year              $34.70      $37.12        $34.54        $31.32        $29.73
                                                     ========    ========      ========      ========      ========


   TOTAL INVESTMENT RETURN - Stockholder
     Return, based on market price per share            8.72%      16.78%        17.40%         8.79%        27.01%



   RATIOS AND SUPPLEMENTAL DATA
     Net assets applicable to Common Stock,
        end of year (000's omitted)               $1,202,923  $1,199,453     $1,132,942   $1,036,393      $986,335
     Ratio of expenses to average net assets
        applicable to Common Stock                      1.11%       1.06%          1.25%        1.15%         1.23%
     Ratio of net income to average net assets
        applicable to Common Stock                      0.78%       0.86%          0.51%        0.94%         0.13%
     Portfolio turnover rate                           31.91%      19.10%         20.41%       16.71%        18.62%

   PREFERRED STOCK
     Liquidation value, end of year
        (000's omitted)                             $200,000    $200,000      $200,000      $200,000     $150,000
     Asset coverage                                      701%        700%          666%          618%         593%
     Liquidation preference per share                 $25.00      $25.00        $25.00        $25.00       $25.00
     Market value per share                           $21.99      $24.44        $24.07        $24.97       $25.04

19  REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------
General American Investors

TO THE BOARD OF DIRECTORS AND STOCKHOLDERS OF GENERAL AMERICAN INVESTORS COMPANY, INC.

We have audited the accompanying statement of assets and liabilities, including the statement of investments and statement of options written, of General American Investors Company, Inc. as of December 31, 2007, and the related statements of operations and changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement pre-sentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of General American Investors Company, Inc. at December 31, 2007, the results of its operations and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

New York, New York
January 28, 2008

20  OFFICERS
--------------------------------------------------------------------------------
    General American Investors

   NAME (AGE)                 PRINCIPAL OCCUPATION             NAME (AGE)                PRINCIPAL OCCUPATION
    EMPLOYEE SINCE              DURING PAST 5 YEARS             EMPLOYEE SINCE            DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------------------------

Spencer Davidson (65)         Chairman of the Board since 2007  Sally A. Lynch, Ph.D.(48) Vice-President of the
  1994                        President and Chief                 1997                       Company since 2006
                                 Executive Officer of the                                    securities analyst
                                 Company since 1995                                          (biotechnology industry)

Andrew V. Vindigni (48)       Senior Vice-President of the      Peter P. Donnelly (59)    Vice-President of the
  1988                           Company since 2006               1974                       Company since 1991
                                 Vice-President 1995-2006;                                   securities trader
                                 securities analyst (financial
                                 services industry)
                                                                Diane G. Radosti (55)     Treasurer of the
                                                                  1980                       Company since 1990
Eugene S. Stark (49)          Vice-President, Administration                                 Principal Accounting
   2005                          of the Company since 2005,                                  Officer since 2003
                                 Principal Financial Officer
                                 since 2005, Chief Compliance
                                 Officer since 2006;            Carole Anne Clementi (61) Secretary of the
                                 Chief Financial Officer of       1982                       Company since 1994
                                 Prospect Energy Corporation                                 shareholder relations
                                 (2005);                                                     and office management
                                 Vice-President of
                                 Prudential Financial, Inc.
                                 (1987-2004)                    Craig A. Grassi (39)      Assistant Vice-President of
                                                                  1991                       the Company since 2005
                                                                                             information technology
Jesse Stuart (41)              Vice-President of the
      2003                       Company since 2006
                                 securities analyst (general    Maureen E. LoBello (57)   Assistant Secretary of the
                                 industries);                     1992                       Company since 2005
                                 securities analyst & portfolio                              benefits administration
                                 manager of Scudder, Stevens
                                 and Clark (1996-2003)


All officers serve for a term of one year and are elected by the Board of Directors at the time of its annual organization meeting on the third Wednesday in April. The address for each officer is the Company's office. Other directorships and affiliations for Mr. Davidson are shown in the listing of Directors on the inside back cover of this report.

SERVICE ORGANIZATIONS
--------------------------------------------------------------------------------
COUNSEL
Sullivan & Cromwell LLP

INDEPENDENT AUDITORS
Ernst & Young LLP

CUSTODIAN
State Street Bank and Trust Company

TRANSFER AGENT AND REGISTRAR
American Stock Transfer & Trust Company
59 Maiden Lane
New York, NY 10038
1-800-413-5499
www.amstock.com

--------------------------------------------------------------------------------

In addition to purchases of the Company's Common Stock as set forth in Note 2, on pages 15 and 16, purchases of Common Stock may be made at such times, at such prices, in such amounts and in such manner as the Board of Directors may deem advisable.

The policies and procedures used by the Company to determine how to vote proxies relating to portfolio securities and the Company's proxy voting record for the twelve-month period ended June 30, 2007 are available: (1) without charge, upon request, by calling us at our toll-free telephone number (1-800-436-8401), (2) on the Company's website at www.generalamericaninvestors.com and (3) on the Securities and Exchange Commission's website at www.sec.gov.

In addition to distributing financial statements as of the end of each quarter, General American Investors files a Quarterly Schedule of Portfolio Holdings (Form N-Q) with the Securities and Exchange Commission ("SEC") as of the end of the first and third calendar quarters. The Company's Forms N-Q are available at www.generalamericaninvestors.com and on the SEC's website: www.sec.gov. Also, Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. A copy of the Company's Form N-Q may be obtained by calling us at 1-800-436-8401.

On May 2, 2007, the Company submitted a CEO annual certification to the New York Stock Exchange ("NYSE") on which the Company's principal executive officer certified that he was not aware, as of that date, of any violation by the Company of the NYSE's Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Company's principal executive and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Company's disclosure controls and procedures and internal control over financial reporting, as applicable.

DIRECTORS
--------------------------------------------------------------------------------
General American Investors


   NAME (AGE)                     PRINCIPAL OCCUPATION
   DIRECTOR SINCE                 DURING PAST 5 YEARS                   OTHER DIRECTORSHIPS AND  AFFILIATIONS
---------------------------------------------------------------------------------------------------------------------------------
   INDEPENDENT DIRECTORS
---------------------------------------------------------------------------------------------------------------------------------
   Arthur G. Altschul, Jr. (43)   Managing Member                       Delta Opportunity Fund, Ltd., Director
   1995                           Diaz & Altschul Capital               Diversified Natural Products, Inc., Director
                                    Management, LLC                     Kolltan Pharmaceuticals, Inc., Chairman, Board
                                  (private investment company)            of Directors
                                                                        Medicis Pharmaceutical Corporation, Director
                                                                        Medrium, Inc., Chairman, Board of Directors
                                                                        National Public Radio Foundation, Trustee
                                                                        Neurosciences Research Foundation, Trustee
                                                                        The Overbrook Foundation, Director

   Rodney B. Berens (62)          Founding Partner                      Agni Capital Management Ltd., Member of
   2007                           Berens Capital Management, LLC          Investment Committee
                                                                        Pendragon Capital Management Limited,
                                                                          Non-Executive Director
                                                                        Pierpont Morgan Library, Trustee and Member of
                                                                          Investment Committee
                                                                        The Woods Hole Oceanographic Institute, Trustee and
                                                                          Member of Investment Committee

   Lewis B. Cullman (89)          Philanthropist                        Chess-in-the-Schools, Chairman Emeritus
   1961                                                                 Metropolitan Museum of Art, Honorary Trustee
                                                                        Museum of Modern Art, Vice Chairman,
                                                                          International Council and Honorary Trustee
                                                                        Neurosciences Research Foundation, Vice Chairman,
                                                                          Board of Trustees
                                                                        The New York Botanical Garden, Senior Vice
                                                                          Chairman, Board of Managers
                                                                        The New York Public Library, Trustee

   Gerald M. Edelman (78)         Member, Professor and Chairman of the Neurosciences Institute of the Neurosciences
   1976                             Department of Neurobiology             Research Foundation,  Director and President
                                  The Scripps Research Institute        NGN Capital, Chairman, Advisory Board
                                                                        Promosome, LLC, Chairman, Scientific Advisory Board
   John D. Gordan, III (62)       Partner
   1986                           Morgan, Lewis & Bockius LLP
                                  (lawyers)

   Sidney R. Knafel (77)          Managing Partner                      IGENE Biotechnology, Inc., Director
   1994                           SRK Management Company                Insight Communications Company, Inc.,
                                  (private investment company)            Chairman, Board of Directors
                                                                        VirtualScopics, Inc., Director
                                                                        Vocollect, Inc., Director

   Daniel M. Neidich (58)         Founding Partner and Co-Chief         Capmark, Director
   2007                             Executive Officer                   New York Child Study Center, Director
                                  Dune Capital Management LP            Prep for Prep, Director
                                                                        Real Estate Roundtable, Director
                                  Co-Head, Merchant Banking Division    Urban Land Institute, Trustee
                                  Chairman, Whitehall Investment Committee
                                  Member, Management Committee
                                  Goldman Sachs

   D. Ellen Shuman (52)           Vice President and                    Bowdoin College, Trustee
   2004                             Chief Investment Officer            Edna McConnell Clark Foundation,
                                  Carnegie Corporation of New York        Investment Advisor
                                                                        The Investment Fund for Foundations -
                                                                          TIFF Advisory Services, Director

   Joseph T. Stewart, Jr. (78)    Lead Independent Director since July 2007     Foundation of the University of
   1987                           Corporate director and trustee          Medicine and Dentistry of New Jersey, Trustee
                                                                        Marine Biological Laboratory, Member,
                                                                          Advisory Council
                                                                        United States Merchant Marine Academy, Member,
                                                                          Board of Advisors
                                                                        United States Merchant Marine Academy Foundation,
                                                                          Trustee

   Raymond S. Troubh (81)         Financial Consultant                  Diamond Offshore Drilling, Inc., Director
   1989                                                                 Gentiva Health Services, Inc., Director
                                                                        Triarc Companies, Inc., Director

INTERESTED DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
   Spencer Davidson (65)          Chairman of the Board                 Medicis Pharmaceutical Corporation, Director
   1995                           President and Chief Executive Officer Neurosciences Research Foundation, Trustee
                                  General American Investors
                                    Company, Inc.

All Directors serve for a term of one year and are elected by Stockholders at the time of the annual meeting on the third Wednesday in April. The address for each Director is the Company's office.

                    General American Investors Company, Inc.
                    450 Lexington Avenue, New York, NY 10017
                         (212) 916-8400 (800) 436-8401
                       E-mail:InvestorRelations@gainv.com
                        www.generalamericaninvestors.com

ITEM 2. CODE OF ETHICS.

On July 9, 2003, the Board of Directors adopted a code of ethics that applies to registrant's principal executive and senior financial officers. The code of ethics is available on registrant's Internet website at http://www.generalamericaninvestors.com/corporateinfo.html. Since the code of ethics was adopted there have been no amendments to the code nor have there been granted any waivers from any provisions of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors has determined that none of the members of registrant's audit committee meets the definition of "audit committee financial expert" as the term has been defined by the U.S. Securities and Exchange Commission (the "Commission"). In addition, the Board of Directors has determined that the members of the audit committee have sufficient financial expertise and experience to perform the duties and responsibilities of the audit committee.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES The aggregate fees paid and accrued by the registrant for professional services rendered by its independent auditors, Ernst & Young LLP, for the audit of the registrant's annual financial statements and the review of the registrant's semi-annual financial statements for 2007 and 2006 were $91,000 and $80,600, respectively.

(b) AUDIT RELATED FEES The aggregate fees paid or accrued by the registrant for audit-related professional services rendered by Ernst & Young LLP for 2007 and 2006 were $28,800 and $25,400, respectively. Such services and related fees for 2007 and 2006 included: performance of agreed upon procedures relating to the preferred stock basic maintenance reports ($7,300 and $6,400, respectively), review of quarterly employee security transactions and issuance of report thereon ($17,000 and $15,000, respectively) and other audit-related services ($4,500 and $4,000, respectively).

(c) TAX FEES The aggregate fees paid or accrued by the registrant for professional services rendered by Ernst & Young LLP for the review of the registrant's federal, state and city income tax returns and excise tax calculations for 2007 and 2006 were $ 20,600 and $13,500, respectively.

(d) ALL OTHER FEES No such fees were billed to the registrant by Ernst & Young LLP for 2007 or 2006.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY All services to be performed for the registrant by Ernst & Young LLP must be pre-approved by the audit committee. All services performed during 2007 and 2006 were pre-approved by the committee.

   (2) Not applicable.

(f) Not applicable.

(g) The aggregate fees paid or accrued by the registrant for non-audit professional services rendered by Ernst & Young LLP to the registrant for 2007 and 2006 were $49,400 and $38,900, respectively.

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the audit committee are: Sidney R. Knafel, chairman, Arthur G. Altschul, Jr., Lewis B. Cullman, John D.
Gordan, III and D. Ellen Shuman.

(b) Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

The schedule of investments in securities of unaffiliated issuers is included as part of the report to stockholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                    General American Investors Company, Inc.

                      PROXY VOTING POLICIES AND PROCEDURES


     General American Investors Company, Inc. (the "Company") is uniquely structured as an internally managed closed-end investment company. Our research efforts, including the receipt and analysis of proxy material, are focused on the securities in the Company's portfolio, as well as alternative investment opportunities. We vote proxies relating to our portfolio securities in the best long-term interests of the Company.

     Our investment approach stresses fundamental security analysis, which includes an evaluation of the integrity, as well as the effectiveness of management personnel. In proxy material, we review management proposals and management recommendations relating to shareholder proposals in order to, among other things, gain assurance that management's positions are consistent with its integrity and the long-term interests of the company. We generally find this to be the case and, accordingly, give significant weight to the views of management when we vote proxies.

     Proposals that may have an impact on the rights or privileges of the securities held by the Company would be reviewed very carefully. The explanation for a negative impact could justify the proposal; however, if such justification were not present, we would vote against a significant reduction in the rights or privileges associated with any of our holdings.

     Proposals relating to corporate governance matters are reviewed on a case-by-case basis. When they involve changes in the state of incorporation, mergers or other restructuring, we would, if necessary, complete our review of the rationale for the proposal by contacting company representatives and, with few exceptions, vote in favor of management's recommendations. Proposals relating to anti-takeover provisions, such as staggered boards, poison pills and supermajorities could be more problematic. They would be considered in light of our assessment of the capability of current management, the duration of the proposal, the negative impact it might have on the attractiveness of the company to future "investors," among other factors. We can envision circumstances under which we would vote against an anti-takeover provision.

     Generally, we would vote with management on proposals relating to changes to the company's capital structure, including increases and decreases of capital and issuances of preferred stock; however, we would review the facts and circumstances associated with each proposal before finalizing our decision.

     Well-structured stock option plans and management compensation programs are essential for companies to attract and retain high caliber management personnel. We generally vote in favor of proposals relating to these issues; however, there could be an occasion on which we viewed such a proposal as over reaching on the part of management or having the potential for excessive dilution when we would vote against the proposal.

     Corporations should act in a responsible manner toward their employees, the communities in which they are located, the customers they serve and the world at large. We have observed that most stockholder proposals relating to social issues focus on a narrow issue and the corporate position set forth in the proxy material provides a well-considered response demonstrating an appropriate and responsible action or position. Accordingly, we generally support management recommendations on these types of proposals; however, we would consider each proposal on a case-by-case basis.

     We take voting proxies of securities held in our portfolio very seriously. As indicated above, it is an integral part of the analytical process at General American Investors. Each proposal and any competing interests are reviewed carefully on a case-by-case basis. Generally, we support and vote in accordance with the recommendations of management; however, the overriding basis for the votes we cast is the best long-term interests of the Company.

Date: July 9, 2003

Item 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

As of December 31, 2007 and the date of this filing, Mr. Spencer Davidson, Chairman, President and Chief Executive Officer, serves as the Portfolio Manager of the registrant and is responsible for its day-to-day management. He has served in this capacity since 1995. Mr. Davidson does not provide such services for any other registered investment companies, pooled investment vehicles, or other accounts. For performing such responsibilities, Mr. Davidson receives cash compensation in the form of a fixed salary and an annual performance bonus. The annual performance bonus is principally based upon the absolute performance of the registrant and its relative performance to a closed-end management investment company peer group (comprised of core equity funds) and the S&P 500 Index. Performance is evaluated in December by the Compensation Committee of the Board of Directors (the members of which are independent and consult with the full Board of Directors), based upon the registrant's net asset value return and total investment return during the twelve months ended October 31. Additional consideration is given to performance during the subsequent intervening period and to market compensation data provided by a noted industry compensation consulting firm. Mr. Davidson beneficially owns in excess of $1 million of the registrant's outstanding equity securities.



ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

                                                   REGISTRANT PURCHASES OF EQUITY SECURITIES

                                                               (c) Total Number of Shares      (d) Maximum Number (or Approximate
  Period         (a) Total Number         (b) Average Price    (or Units) Purchased as Part     Dollar Value) of Shares (or Units)
                     of Shares               Paid per Share       of Publicly Announced         that May Yet Be Purchased Under
   2007         (or Units) Purchased            (or Unit)           Plans or Programs               the Plans or Programs
------------------------------------------------------------------------------------------------------------------------------------
07/01-07/31            91900                  41.0460               91900                        660000

08/01-08/31           160000                  38.3685              160000                        500000

09/01-09/30           100800                  40.3146              100800                        399200

10/01-10/31            45600                  42.0604               45600                        353600

11/01-11/30             1000                  35.2810                1000                        352600

12/01-12/31                0                        -                   0                        352600
                     -------                 --------             -------                        ------
Total                 399300                                       399300
                     =======                                      =======

        Note - On July 11, 2007, the Board of Directors authorized and the registrant announced the repurchase of up to 500,000 shares of the registrant's common stock when the shares are trading at a discount from the underlying net asset value of at least 8%. This represents a continuation of a repurchase program which began in March 1995.  As of the beginning of the period, July 1, 2007, there were 251,900 shares available for repurchase under such authorization.  As of the end of the period, December 31, 2007, there were 352,600 shares available for repurchase under this program.



ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommmend nominees to the registrant's Board of Directors as set forth in the registrant's Proxy Statement, dated February 28, 2007.

ITEM 11. CONTROLS AND PROCEDURES.


Conclusions of principal officers concerning controls and procedures

(a) As of December 31, 2007, an evaluation was performed under the supervision and with the participation of the officers of General American Investors Company, Inc. (the "Registrant"), including the principal executive officer ("PEO") and principal financial officer ("PFO"), to assess the effectiveness of the Registrant's disclosure controls and procedures. Based on that evaluation, the Registrant's officers, including the PEO and PFO, concluded that, as of December 31, 2007, the Registrant's disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR and on Form N-Q is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the Registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) As indicated in Item 2., the code of ethics is posted on the registrant's Internet website.

(a)(2) The certifications of the principal executive officer and the principal financial officer pursuant to Rule 30a-2(a)under the Investment Company Act of 1940 are attached hereto as Exhibit 99 CERT.

(a)(3) There were no written solicitations to purchase securities under the Rule 23c-1 under the Investment Company Act of 1940 during the period covered by the report.

(b) The certifications of the principal executive officer and the principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto as Exhibit 99.906 CERT.

SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

General American Investors Company, Inc.

By: /s/Eugene S. Stark
    Eugene S. Stark
    Vice-President, Administration

Date: February 8, 2008

  Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Spencer Davidson
    Spencer Davidson
    Chairman, President and Chief Executive Officer
    (Principal Executive Officer)

Date: February 8, 2008

By: /s/Eugene S. Stark
    Eugene S. Stark
    Vice-President, Administration
    (Principal Financial Officer)

Date: February 8, 2008